SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



    Date of Report                                            September 29, 2000
    (Date of earliest event reported)


                            Quad City Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-22208                                         42-1397595
------------------------                 ---------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)



3551 Seventh Street, Suite 204, Moline, Illinois                  61265
------------------------------------------------                ----------
   (Address of principal executive offices)                     (Zip Code)



                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Information

         On or about September 29, 2000, Quad City Holdings, Inc. sent a notice to its stockholders, attached hereto as Exhibit 99.1, amending and supplementing its annual report previously provided to its stockholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1     Notice sent to stockholders on September 29, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUAD CITY HOLDINGS, INC.


Dated:  September 29, 2000                       By:    /s/ Todd A Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                        Chief Financial Officer